Exhibit 99.01
Cadence Reports Third Quarter 2025 Financial Results
Record Backlog of $7.0 Billion
Raising 2025 Revenue Outlook to ~14% Growth YoY

SAN JOSE, Calif. — October 27, 2025 — Cadence (Nasdaq: CDNS) today announced results for the third quarter of 2025.
Third Quarter 2025 Financial Results
•Revenue of $1.339 billion, compared to revenue of $1.215 billion in Q3 2024
•GAAP operating margin of 31.8%, compared to 28.8% in Q3 2024
•Non-GAAP operating margin of 47.6%, compared to 44.8% in Q3 2024
•GAAP diluted net income per share of $1.05, compared to $0.87 in Q3 2024
•Non-GAAP diluted net income per share of $1.93, compared to $1.64 in Q3 2024
•Quarter-end backlog was $7.0 billion and revenue expected to be recognized in the next 12 months from remaining performance obligations was $3.5 billion

“Cadence delivered excellent results for the third quarter of 2025. With a record backlog and ongoing broad-based strength of our business, we are raising our full year revenue outlook to ~14% growth year-over-year,” said Anirudh Devgan, president and chief executive officer. “With deepening strategic relationships across the AI ecosystem, Cadence is uniquely positioned to be the trusted partner to deliver AI-centric transformational solutions.”

“I am pleased to report that Cadence delivered strong results for the third quarter of 2025, with broad-based momentum across all our businesses,” said John Wall, senior vice president and chief financial officer. “Strong financial and operational performance resulted in Q3 backlog of $7.0 billion, putting us on track to deliver a strong 2025.”

CFO Commentary
Commentary on the third quarter of 2025 financial results by John Wall, senior vice president and chief financial officer, is available at www.cadence.com/cadence/investor_relations.
Business Outlook
For fiscal year 2025, the company expects:
•Revenue in the range of $5.262 billion to $5.292 billion
•GAAP operating margin in the range of 27.9% to 28.9%
•Non-GAAP operating margin in the range of 43.9% to 44.9%
•GAAP diluted net income per share in the range of $3.80 to $3.86
•Non-GAAP diluted net income per share in the range of $7.02 to $7.08

The company utilizes a long-term projected non-GAAP tax rate, which reflects currently available information, as well as other factors and assumptions. The non-GAAP tax rate is subject to change for a variety of reasons, including the rapidly evolving global tax environment, significant changes in the company’s geographic earnings mix, or other changes to the company’s strategy or business operations. The company expects to use the current normalized non-GAAP tax rate through fiscal 2025 but will re-evaluate this rate periodically for significant items that may materially affect its projections.
Reconciliations of the financial results and business outlook from GAAP operating margin, GAAP net income and GAAP diluted net income per share to non-GAAP operating margin, non-GAAP net income and non-GAAP diluted net income per share, respectively, are included in this press release. Revenue growth outlook is based on the midpoint of the range.

Business Highlights
•IP business maintained strong momentum, driven by global accelerating IP demand and increasing customer proliferation of Cadence's expanding IP portfolio
•Completed acquisition of the Arm Artisan foundation IP that augments Cadence's Design IP portfolio with standard cell libraries, memory compilers, and I/Os
•Hardware had a record Q3 with several significant expansions, especially at AI and HPC customers
•Signed a definitive agreement to acquire Hexagon’s D&E business, which will expand Cadence’s portfolio with leading structural analysis and multi-body dynamics technologies

Audio Webcast Scheduled
Anirudh Devgan, president and chief executive officer, and John Wall, senior vice president and chief financial officer, will host the third quarter 2025 financial results audio webcast today, October 27, 2025, at 2 p.m. (Pacific) / 5 p.m. (Eastern). Attendees are asked to register at the website at least 10 minutes prior to the scheduled webcast. An archive of the webcast will be available starting October 27, 2025 at 5 p.m. (Pacific) and ending December 17, 2025 at 5 p.m. (Pacific). Webcast access is available at www.cadence.com/cadence/investor_relations.
About Cadence
Cadence is a market leader in AI and digital twins, pioneering the application of computational software to accelerate innovation in the engineering design of silicon to systems. Our design solutions, based on Cadence’s Intelligent System Design™ strategy, are essential for the world’s leading semiconductor and systems companies to build their next-generation products from chips to full electromechanical systems that serve a wide range of markets, including hyperscale computing, mobile communications, automotive, aerospace, industrial, life sciences and robotics. In 2024, Cadence was recognized by the Wall Street Journal as one of the world’s top 100 best-managed companies. Cadence solutions offer limitless opportunities—learn more at www.cadence.com.

© 2025 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

This press release contains forward-looking statements, including Cadence’s outlook on future operating results, financial condition, strategic objectives, business model and prospects, technology and product developments, strategic relationships, a pending acquisition, backlog, industry trends, market growth, tax rates and other statements using words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “will,” and words of similar import and the negatives thereof. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control, and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates and realize the benefits of its investments in research and development, including opportunities presented by AI; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (iv) changes in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence’s products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic, geopolitical and industry conditions, including export controls, tariffs, other trade restrictions and other government regulations, as well as rising tensions and armed conflicts around the world; (vi) changes in tax laws, interest rate and currency exchange rate fluctuations, inflation rates, Cadence’s increased debt levels and obligations and Cadence’s ability to access capital and debt markets in the future; (vii) legislative or regulatory requirements; (viii) Cadence’s pending acquisitions which remain subject to certain closing conditions, the acquisition of other companies, businesses or technologies or the failure to successfully integrate and operate them; (ix) potential harm caused by compromises in cybersecurity and cybersecurity attacks; (x) capital expenditure requirements and events that affect cash flow, liquidity or reserves, or estimates Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; (xi) the effects of any litigation, regulatory, tax or other proceedings to which Cadence is or may become a party or to which Cadence or its products, services, technologies or properties are subject, including Cadence’s ongoing compliance, cooperation, audit and other obligations under its July 2025 settlement agreements with the U.S. Department of Justice (“DOJ”) and Bureau of Industry and Security (“BIS”), any further inquiries or adverse actions by the DOJ, BIS or other U.S. or foreign governmental authorities and any impact of the settlements on Cadence’s operations and business dealings in China, U.S. government contracting business and other customer relationships; and (xii) Cadence’s ability to successfully meet any environmental, social and governance targets and practices. In addition, the timing and amount of Cadence’s repurchases of its common stock are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence and its business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, including its most recent report on Form 10-K, subsequent reports on Form 10-Q and future filings.
All forward-looking statements in this press release are based on management's expectations as of the date of this press release and, except as required by law, Cadence disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

GAAP to Non-GAAP Reconciliation

Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles, or GAAP. Investors are encouraged to review the reconciliation of non-GAAP measures contained within this press release with their most directly comparable GAAP results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance.

To supplement Cadence’s financial results presented on a GAAP basis, Cadence management uses non-GAAP measures that it believes are helpful in understanding Cadence’s performance. One such measure is non-GAAP net income, which is a financial measure not calculated under GAAP. Non-GAAP net income is calculated by Cadence management by taking GAAP net income and excluding, as applicable, amortization of intangible assets, stock-based compensation expense, acquisition and integration-related costs including retention expenses, income or expenses related to foreign currency forward exchange contract associated with a pending acquisition, investments, divestitures and Cadence’s non-qualified deferred compensation plan, restructuring, loss related to contingent liability and other significant items not directly related to Cadence’s core business operations, and the income tax effect of non-GAAP pre-tax adjustments.

Cadence management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of Cadence’s core business operations and therefore provides supplemental information to Cadence management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence's business from the same perspective as Cadence management, including forecasting and budgeting.
The following tables reconcile the specific items excluded from GAAP operating margin, GAAP net income and GAAP net income per diluted share in the calculation of non-GAAP operating margin, non-GAAP net income and non-GAAP net income per diluted share for the periods shown below:

Operating Margin Reconciliation	Three Months Ended
	September 30, 2025	September 30, 2024
	(unaudited)
GAAP operating margin as a percent of total revenue	31.8%	28.8%
Reconciling items to non-GAAP operating margin as a percent of total revenue:
Stock-based compensation expense	8.7%	9.0%
Amortization of acquired intangibles	1.9%	2.2%
Acquisition and integration-related costs	2.8%	2.4%
Restructuring	2.0%	2.0%
Non-qualified deferred compensation expenses	0.4%	0.4%
Non-GAAP operating margin as a percent of total revenue	47.6%	44.8%

Net Income Reconciliation	Three Months Ended
	September 30, 2025	September 30, 2024
(in thousands)	(unaudited)
Net income on a GAAP basis	$287,122	$238,111
Stock-based compensation expense	116,073	109,013
Amortization of acquired intangibles	25,984	26,763
Acquisition and integration-related costs	37,295	29,284
Restructuring	27,394	24,538
Non-qualified deferred compensation expenses	5,760	4,567
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	18,561	—
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	8,741	11,582
Income tax effect of non-GAAP adjustments	1,283	6,341
Net income on a non-GAAP basis	$528,213	$450,199

Diluted Net Income Per Share Reconciliation	Three Months Ended
	September 30, 2025	September 30, 2024
(in thousands, except per share data)	(unaudited)
Diluted net income per share on a GAAP basis	$1.05	$0.87
Stock-based compensation expense	0.42	0.40
Amortization of acquired intangibles	0.10	0.10
Acquisition and integration-related costs	0.14	0.11
Restructuring	0.10	0.09
Non-qualified deferred compensation expenses	0.02	0.01
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	0.07	—
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	0.03	0.04
Income tax effect of non-GAAP adjustments	—	0.02
Diluted net income per share on a non-GAAP basis	$1.93	$1.64
Shares used in calculation of diluted net income per share	273,798	273,958

For more information, please contact:
Cadence Investor Relations
408-944-7100
investor_relations@cadence.com
Cadence Newsroom
408-944-7039
newsroom@cadence.com

Cadence Design Systems, Inc.
Condensed Consolidated Balance Sheets
September 30, 2025 and December 31, 2024
(In thousands)
(Unaudited)

	September 30, 2025	December 31, 2024
Current assets:
Cash and cash equivalents	$2,753,246	$2,644,030
Receivables, net	755,265	680,460
Inventories	286,193	257,711
Prepaid expenses and other	492,336	433,878
Total current assets	4,287,040	4,016,079
Property, plant and equipment, net	494,701	458,200
Goodwill	2,644,910	2,378,671
Acquired intangibles, net	672,508	594,734
Deferred taxes	892,568	982,057
Other assets	607,544	544,741
Total assets	$9,599,271	$8,974,482
Current liabilities:
Accounts payable and accrued liabilities	$631,273	$632,692
Current portion of deferred revenue	775,284	737,413
Total current liabilities	1,406,557	1,370,105
Long-term liabilities:
Long-term portion of deferred revenue	130,060	115,168
Long-term debt	2,479,142	2,476,183
Other long-term liabilities	384,510	339,448
Total long-term liabilities	2,993,712	2,930,799
Stockholders’ equity	5,199,002	4,673,578
Total liabilities and stockholders’ equity	$9,599,271	$8,974,482

Cadence Design Systems, Inc.
Condensed Consolidated Income Statements
For the Three and Nine Months Ended September 30, 2025 and September 30, 2024
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Revenue:
Product and maintenance	$1,207,703	$1,100,380	$3,489,063	$2,974,222
Services	131,135	115,119	367,582	311,061
Total revenue	1,338,838	1,215,499	3,856,645	3,285,283
Costs and expenses:
Cost of product and maintenance	118,702	109,593	374,672	279,351
Cost of services	63,493	53,451	158,823	148,160
Marketing and sales	192,560	189,763	595,855	557,077
Research and development	423,031	407,369	1,304,190	1,157,067
General and administrative	78,035	71,581	210,162	203,733
Amortization of acquired intangibles	10,233	9,148	28,359	21,222
Loss related to contingent liability	—	—	128,545	—
Restructuring	27,394	24,538	27,332	24,785
Total costs and expenses	913,448	865,443	2,827,938	2,391,395
Income from operations	425,390	350,056	1,028,707	893,888
Interest expense	(29,035)	(24,495)	(87,101)	(46,092)
Other income (expense), net	(3,572)	7,853	87,476	111,371
Income before provision for income taxes	392,783	333,414	1,029,082	959,167
Provision for income taxes	105,661	95,303	308,330	243,893
Net income	$287,122	$238,111	$720,752	$715,274
Net income per share - basic	$1.06	$0.87	$2.65	$2.64
Net income per share - diluted	$1.05	$0.87	$2.64	$2.61
Weighted average common shares outstanding - basic	271,152	272,244	271,471	270,925
Weighted average common shares outstanding - diluted	273,798	273,958	273,440	273,679

Cadence Design Systems, Inc.
Condensed Consolidated Statements of Cash Flows
For the Nine Months Ended September 30, 2025 and September 30, 2024
(In thousands)
(Unaudited)

	Nine Months Ended
	September 30, 2025	September 30, 2024
Cash and cash equivalents at beginning of period	$2,644,030	$1,008,152
Cash flows from operating activities:
Net income	720,752	715,274
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	163,269	142,252
Stock-based compensation	342,011	284,711
Gain on divestitures and investments, net	(22,135)	(64,458)
Deferred income taxes	89,756	(5,082)
ROU asset amortization and change in operating lease liabilities	1,702	(1,100)
Other non-cash items	4,713	3,814
Changes in operating assets and liabilities, net of effect of acquired businesses:
Receivables	(90,666)	(44,766)
Inventories	(60,858)	(139,179)
Prepaid expenses and other	(14,834)	(114,785)
Other assets	5,811	(8,759)
Accounts payable and accrued liabilities	(23,237)	21,858
Deferred revenue	44,456	6,680
Other long-term liabilities	14,546	22,732
Net cash provided by operating activities	1,175,286	819,192
Cash flows from investing activities:
Purchases of investments	(35,182)	(2,095)
Proceeds from the sale and maturity of investments	3,493	45,656
Proceeds from the sale of IP and other assets	11,500	—
Purchases of property, plant and equipment	(100,830)	(105,340)
Cash paid in business combinations, net of cash acquired	(250,695)	(735,327)
Net cash used for investing activities	(371,714)	(797,106)
Cash flows from financing activities:
Proceeds from issuance of debt	—	3,196,595
Payments of debt	—	(1,000,000)
Payments of debt issuance costs	—	(22,669)
Proceeds from issuance of common stock	138,069	193,933
Stock received for payment of employee taxes on vesting of restricted stock	(148,130)	(217,462)
Payments for repurchases of common stock	(725,025)	(400,018)
Net cash provided by (used for) financing activities	(735,086)	1,750,379
Effect of exchange rate changes on cash and cash equivalents	40,730	5,423
Increase in cash and cash equivalents	109,216	1,777,888
Cash and cash equivalents at end of period	$2,753,246	$2,786,040

Cadence Design Systems, Inc.
(Unaudited)
Revenue Mix by Geography (% of Total Revenue)

	2024					2025
GEOGRAPHY	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3
Americas	46%	49%	50%	49%	49%	48%	49%	43%
China	12%	12%	13%	13%	12%	11%	9%	18%
Other Asia	20%	19%	17%	17%	18%	19%	19%	18%
Europe, Middle East and Africa	17%	14%	14%	15%	15%	16%	16%	14%
Japan	5%	6%	6%	6%	6%	6%	7%	7%
Total	100%	100%	100%	100%	100%	100%	100%	100%

Revenue Mix by Product Category (% of Total Revenue)

	2024					2025
PRODUCT CATEGORY	Q1	Q2	Q3	Q4	Year	Q1	Q2	Q3
Core EDA	76%	73%	70%	68%	71%	71%	71%	71%
Semiconductor IP	12%	13%	14%	13%	13%	14%	13%	14%
System Design and Analysis	12%	14%	16%	19%	16%	15%	16%	15%
Total	100%	100%	100%	100%	100%	100%	100%	100%

Cadence Design Systems, Inc.
Impact of Non-GAAP Adjustments on Forward Looking Operating Margin
As of October 27, 2025
(Unaudited)

	Three Months Ending December 31, 2025	Year Ending December 31, 2025
	Forecast	Forecast
GAAP operating margin as a percent of total revenue	32.5% - 33.5%	27.9% - 28.9%
Reconciling items to non-GAAP operating margin as a percent of total revenue:
Stock-based compensation expense	8%	9%
Amortization of acquired intangibles	2%	2%
Acquisition and integration-related costs	2%	2%
Restructuring	0%	1%
Loss related to contingent liability*	0%	2%
Non-GAAP operating margin as a percent of total revenue†	44.5% - 45.5%	43.9% - 44.9%

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
†	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Cadence Design Systems, Inc.
Impact of Non-GAAP Adjustments on Forward Looking Diluted Net Income Per Share
As of October 27, 2025
(Unaudited)

	Three Months Ending December 31, 2025	Year Ending December 31, 2025
	Forecast	Forecast
Diluted net income per share on a GAAP basis	$1.17 to $1.23	$3.80 to $3.86
Stock-based compensation expense	0.41	1.66
Amortization of acquired intangibles	0.10	0.37
Acquisition and integration-related costs	0.11	0.42
Restructuring	—	0.10
Non-qualified deferred compensation expenses	—	0.04
Special charges	—	0.01
Loss related to contingent liability*	—	0.47
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	—	0.07
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	—	(0.12)
Income tax effect of non-GAAP adjustments	0.09	0.20
Diluted net income per share on a non-GAAP basis†	$1.88 to $1.94	$7.02 to 7.08

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
†	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Cadence Design Systems, Inc.
Impact of Non-GAAP Adjustments on Forward Looking Net Income
As of October 27, 2025
(Unaudited)

	Three Months Ending December 31, 2025	Year Ending December 31, 2025
($ in millions)	Forecast	Forecast
Net income on a GAAP basis	$319 to $335	$1,040 to $1,056
Stock-based compensation expense	113	455
Amortization of acquired intangibles	28	103
Acquisition and integration-related costs	29	115
Restructuring	—	27
Non-qualified deferred compensation expenses	—	12
Special charges	—	2
Loss related to contingent liability*	—	129
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	—	19
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	—	(34)
Income tax effect of non-GAAP adjustments	25	55
Net income on a non-GAAP basis†	$514 to $530	$1,923 to $1,939

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
†	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.